SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 4, 2005


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                        61-0712014
   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                    Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On January 4, 2005, Steel Technologies Inc. issued a press release announcing its expected results for the first quarter ending December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.


Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.               Description of Exhibit

  99 Press release issued by Steel Technologies on January 4, 2005, regarding the expected results for the first quarter ending December 31, 2004


The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
    (Registrant)




By   /s/ Joseph P. Bellino
     ---------------------
        Joseph P. Bellino
        Chief Financial Officer


Dated:  January 4, 2005

                                   EXHIBIT 99


                                  NEWS RELEASE

Contact: Bradford T. Ray                    Joseph P. Bellino
         Chief Executive Officer            Chief Financial Officer
         502/245-2110                       502/245-2110


           STEEL TECHNOLOGIES SEES RECORD VOLUME, SALES, AND EARNINGS
                  FOR THE FIRST QUARTER ENDED DECEMBER 31, 2004


LOUISVILLE, Ky. (January 4, 2005) - Steel Technologies Inc. (NASDAQ/NM: STTX) today announced that the Company expects its results for the first fiscal quarter to reflect continued substantial increases in volume and sales through its operations. For the three months ended December 31, 2004, the Company expects sales of approximately $250 million and tons shipped to increase over 17% compared with the first quarter last year. As a result, the Company expects to report record earnings for the first quarter ended December 31, 2004, of approximately $1.10 per diluted share. Steel Technologies plans to release final first quarter results on January 24, 2005.

     Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, railcar, construction, hardware, and consumer goods. The Company has 20 facilities, including its joint-venture operations, located throughout the United States and Mexico. More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

     Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Company's SEC filings), which could cause actual results to differ materially from those projected. SEC filings may be obtained from the SEC or by contacting the Company.



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